UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

JENNIFER CONVERTIBLES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9681	11-2824646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 Crossways Park Drive, Woodbury, New York		11797
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 496-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on July 18, 2010, Jennifer Convertibles, Inc. and all of its affiliated debtors (the “Company”) filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.

On February 9, 2011, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors (the “Confirmation Order”), which confirmed the Company’s Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011 (as confirmed, the “Plan”). Copies of the Plan and the Confirmation Order were included as Exhibits 2.1 and 99.1, respectively, to the Company’s Current Report on Form 8-K filed on February 15, 2011 and are incorporated herein by reference.

On February 22, 2011 (the “Effective Date”), the Company substantially consummated its reorganization (the “Reorganization”) through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms.

On the Effective Date and pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, par value $0.01 per share, and all outstanding shares of preferred stock, par value $0.01 per share, options and contractual or other rights to acquire any equity interests, were cancelled and extinguished. Pursuant to the Plan, the Company issued 1,000,000 shares of new common stock, par value $0.01 per share, as more fully described in the Concurrent Current Report (as hereinafter defined).

The Securities and Exchange Commission’s (the “SEC”) EDGAR filing system permits the filing of a Current Report on Form 8-K that contains information with respect to no more than nine of the items to be reported on a Current Report on Form 8-K.  Accordingly, concurrently with the filing of this Current Report, the Company is filing another Current Report on Form 8-K (the “Concurrent Current Report”) with the SEC that contains additional information with respect to the transactions contemplated by the Plan which were consummated on the Effective Date.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, on the Effective Date, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and By-laws (the “Amended and Restated By-Laws”).  The Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws were filed as Exhibits 3.1 and 3.2, respectively, to the Company’s Registration Statement on Form 8-A filed with the SEC on the Effective Date, and are incorporated herein by reference.

Changes implemented by the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws include the following:

In accordance with the Plan, the Amended and Restated Certificate of Incorporation provides that the Company may not issue any non-voting equity securities to the extent prohibited by Section 1123(a)(6) of Title 11 of the United States Code, to the extent and for such time that such statute is applicable to the Company.

The Amended and Restated By-Laws modified the description of the fiscal year of the Company to agree with the Company’s past practices.  Previously, the Company’s By-laws stated that the fiscal year began on September 1 and ended on August 31.  The Amended and Restated By-Laws provide that the fiscal year begins on the first Sunday following the last Saturday of August in each year and terminates on the last Saturday of August in each succeeding year.

The Amended and Restated By-Laws also removed a provision that provided that the stockholders may not act by written consent.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, which are incorporated herein by reference to the Company’s Registration Statement on Form 8-A filed with the SEC on February 22, 2011.

Item 8.01.	Other Events.

Private Label Credit Card Program

On February 24, 2011, the Company entered into a Retailer Program Agreement with GE Money Bank (“GE”) pursuant to which GE will run the Company’s private label credit card program.  The program will allow qualified customers to finance the purchase of goods and services provided by the Company.  In connection with the agreement, the Company provided GE with $500,000 of cash collateral.

Merchant Agreement Amendment

On January 13, 2010, the Company entered into a Merchant Agreement and Application (the “Merchant Agreement”) with Renaissance Associates and Merrick Bank Corporation (collectively, the “Bank”), pursuant to which the Bank provides the Company with certain credit card processing services.  As a result of the Reorganization, the parties to the Merchant Agreement agreed to an amendment on January 13, 2011 that, among other things, requires the Company to provide the Bank with certain financial information on a weekly and monthly basis and permits the Bank to require the Company to fund a non-interest bearing chargeback account that the Bank may draw upon for funds that it is owed.

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Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.		Description
2.1	*	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
3.1	**	Amended and Restated Certificate of Incorporation of Jennifer Convertibles, Inc.
3.2	**	Amended and Restated By-Laws of Jennifer Convertibles, Inc.
99.1	*	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 15, 2011.

**	Incorporated by reference to the Company’s Registration Statement on Form 8-A filed with the SEC on February 22, 2011.

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts.  When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements.  Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions, the Company’s ability to consummate the Plan and other factors discussed under “Risk Factors” in the reports the Company files with the SEC pursuant to the Exchange Act.  You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011	JENNIFER CONVERTIBLES, INC.

	By:	/s/ Rami Abada
		Name:	Rami Abada
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.1	*	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
3.1	**	Amended and Restated Certificate of Incorporation of Jennifer Convertibles, Inc.
3.2	**	Amended and Restated By-Laws of Jennifer Convertibles, Inc.
99.1	*	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 15, 2011.

**	Incorporated by reference to the Company’s Registration Statement on Form 8-A filed with the SEC on February 22, 2011.